Consent of Independent Certified Public Accountant

     I consent to the use in this Registration Statement on Form SB-2 of my report dated February 15, 2002, relating to the financial statements of Plushzone, Inc., SEC File No. 333-63794, and to the reference to my firm under the caption "Experts" in the Prospectus.



                                          /s/ Tim Quintanilla


                                          A Professional Accountancy Corporation
                                          Irvine, California

                                          September 10, 2002